UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

Form 8-K

____________________________

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

____________________________

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	000-50368	26-1631624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

(937) 382-5591

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 27, 2025, in accordance with the Indenture dated as of January 28, 2020 (the “Base Indenture”), among Cargo Aircraft Management, Inc., as issuer (the “Issuer”), Air Transport Services Group, Inc. (the “Company”), as guarantor, the subsidiary guarantors named therein and Regions Bank, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated April 13, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) relating to the Issuer’s $700,000,000 4.750% Senior Notes due 2028 (the “2028 Notes”), the Trustee delivered notice of conditional redemption to the holders of the 2028 Notes, stating that the Issuer will redeem in full all $700,000,000 in aggregate principal amount of the outstanding 2028 Notes on April 11, 2025 (the “Redemption Date”), conditioned upon the substantially concurrent completion of the previously announced merger of the Company, with and into Stonepeak Nile MergerCo Inc. (“MergerCo”) pursuant to that certain Agreement and Plan of Merger by and among the Company, Stonepeak Nile Parent LLC and MergerCo dated as of November 3, 2024 (the “Condition”), in accordance with the Indenture.

The 2028 Notes will be redeemed pursuant to Section 3 of the Base Indenture if the Condition is satisfied or waived. The redemption price for the 2028 Notes will be 100% of the principal amount of the 2028 Notes, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The foregoing descriptions of the Indenture and the 2028 Notes are subject to and qualified in their entirety by reference to the full text of the Indenture. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 28, 2020. A copy of the First Supplemental Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 13, 2021. The Base Indenture and the First Supplemental Indenture are incorporated by reference into this Item 2.04. This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the 2028 Notes or any other security.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	March 27, 2025